EXHIBIT 10.4







                             COMMTOUCH SOFTWARE LTD.

           1996 CSI STOCK OPTION PLAN, AS AMENDED TO DECEMBER 26, 2003

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                             COMMTOUCH SOFTWARE LTD.

                 AMENDED AND RESTATED 1996 CSI STOCK OPTION PLAN

                  as amended and restated on December 26, 2003



         1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentive to Employees and Consultants of the Company and its Subsidiary and to promote the success of the Company and the Subsidiary's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan. The Options and Stock Purchase Rights offered pursuant to the Plan are a matter of separate inducement and are not in lieu of salary or other compensation.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a)      "Administrator"   means  the  Board  or  any  of  its
Committees appointed pursuant to Section 4 of the Plan, in its capacity as an administrator of the Plan.

                  (b)      "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

                  (e) "Company" means Commtouch Software Ltd., an Israeli company.

                  (f) "Consultant" means any person who is engaged by the Company or the Subsidiary to render consulting or advisory services and is compensated for such services, and any Director of the Company or the Subsidiary whether compensated for such services or not. If the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include Directors who are not compensated for their services or are paid only a Director's fee.

                  (g) (g) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or the Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or the Subsidiary or (ii) transfers between locations of the Company or the Subsidiary or between the Subsidiary and the Company or any successor. A leave of absence shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or the Subsidiary, as applicable. For purposes of Incentive Stock

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Options,  no such leave may exceed 90 days, unless  reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of the Company or the Subsidiary, as applicable. If reemployment upon expiration of a leave of absence approved by the Company or the Subsidiary is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                  (h)      "CI" means Commtouch Inc., a California corporation.

                  (i) "Director" means a member of either of the boards of directors of the Company or the Subsidiary.

                  (j)      "Employee" means any person,  including Officers, (i)
employed by the Company or the Subsidiary. The payment of a Director's fee by the Company or the Subsidiary shall not be sufficient to constitute "employment."

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means, as of any date, the value of the Ordinary Shares determined as follows:

                           (i)      If the  Ordinary  Shares  are  listed on any
         established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Ordinary Shares are quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Ordinary Shares on the last market trading day prior to the day of determination; or

                           (iii) In the absence of an established market for the Ordinary Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (n) "Nonstatutory Stock Option" means an option not intended to qualify as an Incentive Stock Option.
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                  (o)      "Officer"  means a person  who is an  officer  of the
Company or the Subsidiary within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (p) "Option" means a stock option granted pursuant to the Plan.

                  (q) "Optioned Stock" means the Ordinary Shares subject to an Option or a Stock Purchase Right.

                  (r)      "Optionee"   means  an  Employee  or  Consultant  who
receives an Option or Stock Purchase Right.

                  (s) "Ordinary Shares" means the Ordinary Shares of stock of the Company.

                  (t) "Plan" means the Amended and Restated 1996 CSI Stock Option Plan.

                  (u) "Restricted Shares" means each of the Ordinary Shares acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

                  (v)      "Section  16(b)" means  Section 16(b) of the Exchange
Act.

                  (w) "Stock Purchase Right" means a right to purchase Ordinary Shares pursuant to Section 11 below.

                  (x)      "Subsidiary"   means  Commtouch  Inc.,  a  California
corporation, one of the Company's wholly-owned U.S. subsidiaries.

         3.       Stock  Subject  to the  Plan.  Subject  to the  provisions  of
Section 13 of the Plan, the aggregate number of Ordinary Shares that may be subject to option and sold under this Plan and the Company's Amended and Restated Israeli Share Option Plan is 11,460,000, unless amended by the Board or the shareholders of the Company. The Ordinary Shares may be authorized but unused, or reacquired Ordinary Shares.

                  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange pursuant to Section 4(c)(viii) or otherwise, the unpurchased Ordinary Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Ordinary Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4.       Administration of the Plan.

                  (a)      General (i)  Multiple   Administrative   Bodies.   If
         permitted by Rule 16b-3, the plan may be administered by different bodies with respect to, Officers and Employees who are not Officers.

                           (ii)     Administration  With  Respect  to  Officers.
         With respect to grants of Options and Stock Purchase Rights to Employees who are also Officers, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with applicable Israeli securities laws, the rules under Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") relating to the disinterested administration of employee

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         benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, to the extent that applicable Israeli law so allows, which Committee shall be constituted to comply with the applicable laws of Israel, rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by applicable laws of Israel, the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                           (iii) Administration With Respect to Other Employees and Consultants. With respect to grants of Options and Stock Purchase Rights to Employees or Consultants who are not Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board to administer the Plan, to the extent that applicable Israeli law so allows, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of the laws and regulations of Israel, of California laws and regulations, of the Code, and of any applicable stock exchange (collectively, the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                           (iv) Compliance with Section 162(m). If, at any time, awards made under the Plan shall be subject to Section 162(m) of the Code, the Plan shall be administered by a committee comprised solely of "outside directors" (within the meaning of Treas. Reg. ss. 1.162-27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

                  (c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Ordinary Shares are listed, the Administrator shall have the authority in its discretion:

                           (i) to determine the Fair Market Value of the Ordinary Shares, in accordance with Section 2(1) of the Plan;

                           (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

                           (iv) to determine the number of Ordinary Shares to be covered by each such award granted hereunder;

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                           (v)      to approve  forms of agreement for use under
         the Plan;

                           (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Ordinary Shares covered by such Option has declined since the date the Option was granted; and

                           (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

                  (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

         5.       Eligibility.

                  (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by any particular Optionee during any calendar year (under all plans of the Company and the Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of the second sentence of this Section 5(b), the Fair Market Value of the Ordinary Shares shall be determined as of the time the Option with respect to such Ordinary Shares is granted.

                  (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with the Company or the Subsidiary, as applicable, nor shall it interfere in any way with his or her right or the Company or the Subsidiary's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company, as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years as from the original date of approval by the shareholders, as detailed below, unless sooner terminated under Section 15 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the option agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or the Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the option agreement.

         8.       Option Exercise Price, Consideration and Taxes.

                  (a) The per share exercise price for the Ordinary Shares to be issued upon exercise of any Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A)      granted to an Employee  who, at the
                  time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of the Subsidiary, the per share exercise price shall be no less than 110% of the Fair Market Value per Ordinary Share on the date of grant.

                                    (B)      granted to any other Employee,  the
                  per share exercise price shall be no less than 100% of the Fair Market Value per Ordinary Share on the date of grant.

                           (ii)     In the case of a Nonstatutory Stock Option

                                    (A)      granted  to a  person  who,  at the
                  time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of the Subsidiary, the per share exercise price shall be no less than 110% of the Fair Market Value per Ordinary Share on the date of the grant.

                                    (B)      granted  to any other  person,  the
                  per share exercise price shall be no less than 85% of the Fair Market Value per Ordinary Share on the date of grant, except as otherwise determined by the Administrator.

                  (b) The consideration to be paid for the Ordinary Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, among other things, (1) cash, (2) cashiers check, (3) promissory note (to the extent permitted by Applicable Laws) in the form attached hereto as Exhibit A, secured by a pledge of the shares issued pursuant to a share pledge in the form attached hereto as Exhibit B, or (4) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option.

         9.       Exercise of Option.

                  (a) Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted.

                  An Option may not be exercised for a fraction of an Ordinary Share.

                  An Option shall be deemed to be exercised when written notice of such exercise in the form attached hereto as Exhibit C has been given to the Company in accordance with terms of the Option by the person entitled to exercise the Option and full payment for the Ordinary Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Ordinary Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 hereof.

                  Exercise of an Option in any manner shall result in a decrease in the number of Ordinary Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Ordinary Shares as to which the Option is exercised.

                  (b) Termination of Employment or Consulting Relationship. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but, only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her "permanent disability" as such term is defined in Section 22(e)(3) of the Code, the Optionee shall be entitled, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the option agreement), to exercise all Options such Employee or Consultant would have been entitled to exercise had such Employee or Consultant remained employed for two (2) years from the date of such termination. If such disability is not a "permanent disability," in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Ordinary Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Optionee's estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within twelve
(12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the relevant option agreement), to exercise all Options such Employee or Consultant would have received had such Employee or Consultant remained employed for two (2) years from the date of such termination. All remaining Ordinary Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee's death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Ordinary Shares covered by such Option shall revert to the Plan.

                  (e)      Rule 16b-3.  Options  granted to a person  subject to
Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.10. Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11.      Restricted Shares.

                  (a)      Awards of Restricted Shares.

                           The  Committee  may,  in its  discretion,  permit  an
Optionee to exercise an Option prior to the time the Option would otherwise be exercisable under Section 9. Without limiting the generality of the foregoing, the Committee may provide that if an Option is exercised prior to satisfaction of the vesting requirements of Section 9, the Shares issued upon such exercise shall remain subject to vesting as described in Section 11(c) and shall be subject to a right, but not an obligation, of repurchase by the Company with respect to all unvested Shares if the Optionee ceases to be an Employee for any reason.

                  (b)      Restrictions.

                           (i) Restricted Shares may not be sold, assigned, transferred, pledged, encumbered, or otherwise disposed of, either voluntarily or involuntarily, until the release of such Shares from the Company's repurchase option under Section 11(c), other than by will or the laws of descent and distribution.

                           (ii) Optionees receiving Restricted Shares shall be entitled to dividend and voting rights for the Restricted Shares even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares that are repurchased by the Company.

                           (iii) With respect to each receipt of Restricted Shares by an Optionee, such Optionee shall execute a Restricted Share Purchase Agreement in the form attached hereto as Exhibit D.

                  (c)      Vesting.

                           If the  Optionee  ceases  to be an  Employee  for any
reason, the Company shall have the right, but not the obligation, to repurchase certain of the Shares at their original Exercise Price. The Company's right to repurchase the Shares at their original Exercise Price shall lapse, unless the stock option agreement provides otherwise, as to one-fourth (1/4) of the Shares at the end of the first year of continuous employment and as to one thirty-sixth (1/36) of the remaining Shares per month of continuous employment over the next thirty-six (36) months. Shares that are subject to repurchase at their original Exercise Price are referred to as "Restricted Shares."

                  (d)      Section 83(b) Election.

                           Within  30 days  after  the  issuance  of  Restricted
Shares to an Optionee under the Plan, the Optionee shall decide whether or not to file an election pursuant to Section 83(b) of the Code and Treasury Regulation section 1.83-2 (and state law counterparts) with respect to the Restricted Shares. If the Optionee does file such an election, the Optionee shall promptly furnish a copy of such election to the Company.

         12.      Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Ordinary Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator makes the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

                  (b)      Other  Provisions.   The  Restricted  Stock  purchase
agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

                  (c) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder of the Company and shall be a shareholder of the Company when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         13.      Adjustments Upon Changes in Capitalization or Merger.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Ordinary Shares covered by each outstanding Option or Stock Purchase Right, and the number of Ordinary Shares which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock
Purchase Right, as well as the price for each Ordinary Share covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Ordinary Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Ordinary Shares, or any other increase or decrease as determined by the Administrator. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Ordinary Shares subject to an Option or Stock Purchase Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

                  (c) Merger. In the event of a merger of the Company with or into another corporation, each outstanding Option or Stock Purchase Right may be assumed or an equivalent option or right may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, an Option or Stock Purchase Right is not assumed or substituted, the Option or Stock Purchases Right shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger, the Option or Stock Purchase Right confers the right to purchase or receive, for each share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Ordinary Shares for each share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration received in the merger is not solely common stock of the successor corporation or its parent). The Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Ordinary Shares in the merger.

                  (d) Compliance with Incentive Stock Option Provisions. Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 13 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.

         14. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         15.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted, and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         16. Conditions Upon Issuance of Ordinary Shares. Ordinary Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Ordinary Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of Israel, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Ordinary Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Ordinary Shares are being purchased only for investment and without any present intention to sell or distribute such Ordinary Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         17. Reservation of Ordinary Shares. During the term of this Plan, the Company shall at all times reserve and keep available such number of Ordinary Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any Ordinary Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Ordinary Shares as to which such requisite authority shall not have been obtained.

         18.      Agreements.   Options  and  Stock  Purchase  Rights  shall  be
evidenced by written agreements in such form as the Administrator shall approve from time to time.

         19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

         20. Information to Optionees and Purchasers. The Company shall provide to each Optionee and to each individual who acquires Ordinary Shares pursuant to the Plan, not less frequently than annually during the period such Optionee has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Ordinary Shares pursuant to the Plan, during the period such individual owns such Ordinary Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

         Approved by the Board of Directors: January 1, 1996, and last amended on December 26, 2003

         Approved by the Shareholders: January 1, 1996, and last amended on December 26, 2003